UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

FVCBankcorp, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-38647	47-5020283
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

11325 Random Hills Road

Fairfax, Virginia 22030

(Address of Principal Executive Offices) (Zip Code)

(703) 436-3800

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	FVCB	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

FVCBankcorp, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 19, 2021 (the “Annual Meeting”).  At the Annual Meeting, the shareholders of the Company elected directors for a one year term and ratified the Company’s appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ended December 31, 2021.  The voting results for each proposal are as follows:

1.	To elect thirteen (13) persons as directors of the Company for a one year term, expiring at the 2022 Annual Meeting of Shareholders:

	For	Withhold	Broker Non-Vote
David W. Pijor	7,669,718	260,128	2,465,187
L. Burwell Gunn	7,509,281	420,565	2,465,187
Morton A. Bender	7,661,677	268,169	2,465,187
Patricia A. Ferrick	7,639,141	290,705	2,465,187
Meena Krishnan	7,681,050	248,796	2,465,187
Scott Laughlin	7,660,875	268,971	2,465,187
Thomas L. Patterson	7,659,790	270,056	2,465,187
Devin Satz	7,672,670	257,176	2,465,187
Lawrence W. Schwartz	7,664,180	265,666	2,465,187
Sidney G. Simmonds	7,673,111	256,735	2,465,187
Daniel M. Testa	7,597,604	332,242	2,465,187
Philip “Trey” R. Wills III	7,655,448	274,398	2,465,187
Steven M. Wiltse	7,610,882	318,964	2,465,187

2.	To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the year ended December 31, 2021:

For	Against	Abstain	Broker Non-Vote
10,358,828	7,219	28,986	—

There have been no settlements between the Company and any other person with respect to terminating any solicitation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	2021 Annual Shareholders’ Meeting Presentation Materials.

104	The cover page from the Company’s Form 8-K with a date on report of May 19, 2021, formatted in Inline Extensible Business Reporting Language (included with the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FVCBANKCORP, INC.

	By:	/s/ Jennifer L. Deacon
Jennifer L. Deacon, Executive Vice President and Chief Financial Officer

Dated: May 19, 2021